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                                                                 EXHIBIT 10.30
                          [FORM OF CREDIT AGREEMENT]

                     INFOCOM COMMUNICATIONS NETWORK, INC.

                               CREDIT AGREEMENT

      THIS CREDIT AGREEMENT (this "Agreement") dated as of __________, 1998 between INFOCOM COMMUNICATIONS NETWORK, INC., a Philippines corporation (the "Borrower"), and the entities listed on Exhibit A attached hereto, as amended from time to time (individually, a "Lender" and collectively, the "Lenders").

                                   RECITALS

      Each Lender desires to make available from time to time, in its sole discretion, and the Borrower desires to borrow from time to time, all or any part of the funds required to fund the Borrower's 1998 Business Plan attached hereto as Exhibit B.

      The parties hereto agree as follows:

                                  ARTICLE I

                                 THE CREDITS

      1.1 Request for Borrowing. From time to time, the Borrower may make a request in writing to borrow an amount of money (each, a "Request") to each of the stockholders of the Borrower (each, a "Stockholder") not later than 10 days prior to the requested date of any borrowing hereunder setting forth: (a) the requested date of such borrowing and (b) the aggregate amount of such borrowing. Each Stockholder may, in its sole discretion, accept or reject any Request. In the aggregate, the Requests shall not exceed such amount as is necessary for the Borrower to fund all or a portion of the cash needs of Borrower as identified in the 1998 Business Plan approved by the Borrower's Board of Directors.

      1.2   Commitments to Lend.

            (a) Loans. From the date hereof through December 31, 1999 (the "Termination Date"), upon each receipt of a Request, each Lender may, on and subject to the terms and conditions set forth in this Agreement, offer to make loans (each, a "Loan") to the Borrower in an amount up to the amount set forth in such Request.. Each Stockholder or designated Affiliate (as defined below) thereof that is not a party to this Agreement and that desires to make a Loan hereunder shall become a party to this Agreement by executing a signature page hereto. Each Loan may at the option of each Lender be denominated in U.S. Dollars or Philippine Pesos.



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                  "Affiliate" of any Person (the "Subject") means any other
Person which, directly or indirectly, Controls or is Controlled by or is under common Control with the Subject. Notwithstanding the foregoing, unless otherwise set forth herein the Borrower shall be deemed not to be an Affiliate of any Stockholder of the Borrower for purposes of this Agreement.

                  "Control" (including, with correlative meanings, the terms "Controlled by" and "under common Control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Person" means any individual, partnership, limited liability company, joint-stock company, firm, corporation, association, unincorporated organization, joint venture, trust or other entity.

            (b) Pro Rata Portion. To the extent that more than one Lender shall have offered to make a Loan pursuant to Section 1.2(a), each such Lender may make up to its pro rata portion of such Request as determined in accordance with this Section 1.2(b). Each Lender's pro rata portion of the Request is that proportion of the Request as the number of shares of equity securities or other securities convertible into equity securities of the Borrower (on a fully diluted, as converted basis) (the "Shares") held by such Lender bears to the aggregate number of Shares held by such Lender and all other Lenders who have exercised their right to make a Loan pursuant to each such Request under this Section 1.

      1.3 Notes. Each Loan shall be evidenced by a Convertible Senior Subordinated Promissory Note in the form attached hereto as Exhibit C (each, a "Note") and subject to the terms and conditions set forth herein.

      1.4 Interest Rate. Each Loan shall bear interest at a rate of 18% per annum, compounded annually; provided that if such Loan shall have been approved by the Central Bank of the Republic of Philippines (the "Central Bank"), such Loan shall bear interest at the lesser of 18% per annum or the maximum rate permitted by the Central Bank, but in no event less than 15%.

      1.5 Payments. All payments by the Borrower hereunder shall be made free and clear of all taxes imposed by the Republic of Philippines. The Borrower shall not be obligated to make any interest payments until maturity. The Borrower shall pay any documentary stamp tax or other tax payable on the Loan and each Note.

      1.6 Fees. The Borrower shall pay to each Lender at the time of the making of any Loan by such Lender fees in an amount equal to 1% of such Loan. The Borrower hereby authorizes the Lender to deduct such fees from the amount of disbursement of any Loan.

      1.7 No Prepayments. No prepayment of any Loan to any Lender hereunder may be made without the prior written consent of each of the Lenders or so long as the principal and



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interest owed by the Borrower to Motorola, Inc. under the Credit Agreement dated as of June 18, 1997 shall not have been paid in full.

      1.8 Computation of Interest and Fees. Interest and fees shall be computed on the basis of a year of three hundred sixty (360) days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                                  ARTICLE II

                                MISCELLANEOUS

      2.1 Expenses. Except as otherwise set forth herein, each party hereto shall pay its own fees, costs and expenses incident to the negotiation, preparation and carrying out of this Agreement, in each case regardless of whether the transactions contemplated by this Agreement are consummated.

      2.2 Amendment. The Borrower and the Lenders may amend, modify or supplement this Agreement at any time, but only in a written amendment duly executed on behalf of each of the parties hereto; provided, however, that any Stockholder or designated Affiliate thereof may become a party to this Agreement without the consent of the Borrower or the Lenders by executing a signature page hereto.

      2.3 Headings. The headings preceding the text of Sections of this Agreement are for convenience only and shall not be deemed parts thereof.

      2.4 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Republic of Philippines, as applied to contracts executed and to be fully performed in such jurisdiction.

      2.5   Dispute Resolution.

            2.5.1 Arbitration. All disputes arising out of or in connection with this Agreement or the performance hereof shall be resolved by submission to binding arbitration under the Rules for Arbitration of the Hong Kong International Arbitration Centre (the "HKIAC").

            2.5.2 Notice of Demand for Arbitration. Notice of demand for arbitration shall be filed in writing with the other party and with the ICC. In no event shall the demand for arbitration be made after the date when the applicable statute of limitations under Philippine law would bar institution of a legal or equitable proceeding based on such claim, dispute or other matter in question.

            2.5.3 Arbitration Proceedings. Unless the parties agree otherwise, the arbitration hearing shall be conducted in Hong Kong, in the English language, before a single arbitrator appointed by consensus among the parties. The arbitrator shall be selected from a list





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of arbitrators provided by the HKIAC promptly following the filing of the notice for demand of arbitration. If the parties cannot agree upon a single arbitrator within fifteen calendar days following the HKIAC's delivery of its list of qualified arbitrators, then the arbitrator shall be appointed by the Executive Director of the HKIAC. The arbitrator shall issue a reasoned opinion in writing promptly upon the conclusion of the hearings.

            2.5.4 Finality. The decision rendered by the arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

            2.5.5 Parallel Actions. The parties acknowledge that any arbitration commenced and conducted under this Section can only involve and bind the parties to this Agreement. However, to the extent that any individuals or companies not a party to this Agreement are involved in a dispute involving or arising from this Agreement, the parties expressly agree that (a) parallel judicial or arbitration actions against such non-parties may be commenced in an appropriate forum and (b) the parties to this Agreement shall cooperate in resolving such disputes with non-parties, and shall not obstruct or delay such actions, it being the express intent of the parties that a complete resolution of any dispute among the parties and their affiliates may require multiple actions.

      2.6 Parties in Interest. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, whether herein so expressed or not. This Agreement shall not be assigned by the Borrower in whole or in part without the prior written consent of the Lender. The Lender may assign any or all of its obligations and delegate any or all of its obligations hereunder to any third party.

      2.7 Waivers. Any terms, covenants, representations, warranties or agreements of any party hereto may be waived at any time by an instrument in writing executed by the party for whose benefit such terms exist. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner affect its right at a later time to enforce the same. No waiver by any party of any condition or breach of any terms, covenants, representations, warranties or agreements contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any other condition or any breach of any other terms, covenants, representations, warranties or agreements.

      2.8 Notices. Any notice or demand desired or required to be given hereunder shall be in writing and deemed given when personally delivered or deposited in the mail, postage prepaid, sent certified or registered, or when delivered by facsimile, and addressed as respectively set forth on the signature pages hereto, or to such other address as any party shall have previously designated by such a notice. Any notice so delivered personally or by facsimile, transmission confirmed, shall be deemed to be received on the date of delivery and any notice so mailed shall be deemed to be received three days after the date on which it was mailed.



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      2.9   Counterparts.  This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      2.10 Government Approvals. The Company will obtain, and will cooperate in the obtaining of, all relevant government and administrative approvals of the Republic of the Philippines related to the transactions contemplated hereby, including the approval of the Central Bank of the Republic of the Philippines.

      2.11 Confidentiality. Each party hereto shall keep confidential, and shall not make use of, any information treated by another party as confidential (including, without limitation, the existence of this Agreement) and obtained from such other party concerning the assets, properties, business or operations of such other party other than to legal counsel, consultants, financial advisors, key employees, lenders and investment bankers where such disclosure is related to the performance of obligations under this Agreement or the consummation of the transactions contemplated under this Agreement (all of whom shall be similarly bound by the provisions of this Section 2.11), without the prior written consent of the other party. Notwithstanding the foregoing, the foregoing confidentiality restrictions shall not apply to any information which (a) becomes generally available to the public through no fault of the receiving party or its employees, agents or representatives; (b) is independently developed by the receiving party without benefit of the above-described information (and such independent development is substantiated in writing), or rightfully received from another source on a non-confidential basis; (c) when such disclosure is required by a court or governmental authority or is otherwise required or permitted by law (including, without limitation, filings required to be made with the U.S. Securities and Exchange Commission or any other governmental or regulatory agency or disclosure documents provided to investors in private placements having disclosure requirements similar to those of a registered public offering in the United States) or is necessary to establish rights under this Agreement or any agreement contemplated hereby (and the disclosing party has taken all reasonable efforts to limit the scope of such disclosure and to protect the confidential nature of the information disclosed).

      2.12 Entire Understanding. The terms set forth in this Agreement are intended by the parties as a final, complete and exclusive expression of the terms of their agreement and may not be contradicted, explained or supplemented by evidence of any prior agreement, any contemporaneous oral agreement or any consistent additional terms.

                           [Signature page follows]




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      IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.


                                    INFOCOM COMMUNICATION NETWORK, INC.

                                    By
                                      -------------------------------------
                                      Its
                                          ---------------------------------
                                      Address: 16/F, Centerpoint Building
                                                 Julia Vargas Avenue
                                                 Ortigas Center, Pasig, M.M.
                                                 Republic of Philippines
                                      Fax:

                                    LENDERS

                                    NEXTEL INTERNATIONAL, INC.

                                    By
                                      -------------------------------------
                                      Its
                                         --------------------------------
                                      Address:  1191 Second Ave., Suite 1600
                                                 Seattle, WA  98101
                                      Fax:  (206) 749-8384

                                    [GOTESCO PROPERTIES INC.

                                    By
                                      -------------------------------------
                                      Its
                                         --------------------------------
                                      Address:
                                      Fax:]

                                    [FOODCAMP INDUSTRIES AND MARKETING, INC.

                                    By
                                      -------------------------------------
                                      Its
                                         --------------------------------
                                      Address:
                                      Fax:]

                                    [JETCOM INC.

                                    By
                                      -------------------------------------
                                      Its
                                         --------------------------------
                                      Address:
                                      Fax:]



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                                                                     EXHIBIT A

                                   LENDERS

Nextel International, Inc.

[Gotesco Properties, Inc.

Foodcamp Industries and Marketing, Inc.

Jetcom Inc.]